UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Cue Biopharma, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CUE BIOPHARMA, INC.

40 Guest Street

Boston, Massachusetts 02135

April 26, 2024

To our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Cue Biopharma, Inc., or the Annual Meeting, on Wednesday, June 5, 2024 at 9:00 a.m. Eastern Time. We are using a virtual format for the Annual Meeting. The Annual Meeting will be conducted exclusively via the Internet, and there will not be a physical meeting location. You may attend the Annual Meeting online at www.proxydocs.com/CUE, where you will be able to vote your shares electronically during the meeting and submit questions during the meeting. In order to attend the Annual Meeting online, you must register in advance at www.proxydocs.com/CUE prior to June 4, 2024 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and permit you to submit questions. Please follow the instructions found on your Notice Regarding the Availability of Proxy Materials, Proxy Card and/or Voting Instruction Card and subsequent instructions that will be delivered to you via email.

The Notice of 2024 Annual Meeting of Stockholders and the Proxy Statement contain details of the business to be conducted at the Annual Meeting, including the nominees for election as directors. Only stockholders of record at the close of business on April 12, 2024 will be entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting online, we hope that you will vote as soon as possible. You may vote by proxy over the Internet, by telephone, or by mail by following the instructions on the Proxy Card or Voting Instruction Card. Voting over the internet or by telephone, written proxy or voting instruction card will ensure your representation at the Annual Meeting regardless of whether you attend the meeting online.

Thank you for your ongoing support of, and continued interest in, Cue Biopharma.

Very truly yours,

/s/ Daniel R. Passeri

Daniel R. Passeri

Chief Executive Officer

CUE BIOPHARMA, INC.

40 Guest Street

Boston, Massachusetts 02135

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, June 5, 2024

Dear Stockholder:

You are cordially invited to the 2024 Annual Meeting of Stockholders, or the Annual Meeting, of Cue Biopharma, Inc. The Annual Meeting will be held exclusively via the Internet in a virtual meeting format at www.proxydocs.com/CUE on Wednesday, June 5, 2024 at 9:00 a.m. Eastern Time. The stockholders will consider and vote on the following matters:

1.
The election of six nominees to the Board of Directors;
2.
The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.
The approval, on a non-binding advisory basis, of the compensation of our named executive officers; and
4.
The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may attend the Annual Meeting online at www.proxydocs.com/CUE, where you will be able to submit questions during the meeting. Prior to the meeting, and during the meeting until polls are closed, you may vote by logging into www.proxypush.com/CUE using your stockholder information provided on the Notice of Internet Availability of Proxy Materials described below. Stockholders will not be able to attend the Annual Meeting in person. In order to attend the Annual Meeting online, you must register in advance at www.proxydocs.com/CUE prior to June 4, 2024 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email. Please follow the instructions found on your Notice Regarding the Availability of Proxy Materials, Proxy Card and/or Voting Instruction Card and subsequent instructions that will be delivered to you via email. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world.

Stockholders of record at the close of business on April 12, 2024 will be entitled to notice of and to vote electronically during the Annual Meeting or any adjournment or postponement thereof. We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the Internet expedites stockholders’ receipt of proxy materials, lowers costs and reduces the environmental impact of our Annual Meeting.

We encourage all stockholders to attend the Annual Meeting online. However, whether or not you plan to attend the Annual Meeting online, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible. Please review the instructions on how to vote your shares online during the Annual Meeting as described in the Proxy Statement.

By the Order of the Board of Directors,

/s/ Colin Sandercock

Colin Sandercock

Senior Vice President, General Counsel and Secretary

Boston, Massachusetts

April 26, 2024

Important Notice Regarding Internet Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to be Held on June 5, 2024: This Proxy Statement, our 2023 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and a proxy card are available at www.proxydocs.com/CUE. These documents are also available to any stockholder who wishes to receive a paper copy by calling (866) 648-8133, visiting www.investorelections.com/CUE or emailing paper@investorelections.com.

CUE BIOPHARMA, INC.

40 Guest Street

Boston, Massachusetts 02135

PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, June 5, 2024

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement contains information about our 2024 annual meeting of stockholders, or the Annual Meeting. The meeting will be held on Wednesday, June 5, 2024 at 9:00 a.m. Eastern Time. The Annual Meeting will be held exclusively via the Internet in a virtual meeting format at www.proxydocs.com/CUE. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. Except where the context otherwise requires, references to “Cue Biopharma,” “the Company,” “we,” “us,” “our” and similar terms refer to Cue Biopharma, Inc. and its consolidated subsidiary. References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this Proxy Statement.

This Proxy Statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting and at any adjournment or postponement of that meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on your proxy, it will be voted in accordance with the recommendations of our board of directors. We are making this Proxy Statement, the related proxy card and our annual report to stockholders for the fiscal year ended December 31, 2023, or our 2023 Annual Report, available to stockholders for the first time on or about April 26, 2024.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Secretary, Cue Biopharma, Inc., 40 Guest Street, Boston, Massachusetts 02135, by calling (866) 648-8133, by emailing paper@investorelections.com or by submitting a request over the Internet at www.investorelections.com/CUE. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are also available on the SEC’s website at www.sec.gov.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q. Why do I have access to these materials?

A. We have made these proxy materials available to you because our board of directors is soliciting your proxy to vote at the Annual Meeting to be held on Wednesday, June 5, 2024 at 9:00 a.m. Eastern Time, including at any adjournment or postponement of the meeting. As a holder of record of common stock as of the close of business on April 12, 2024, you are invited to attend the Annual Meeting online and are requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules adopted by the SEC and that is designed to assist you in voting your shares.

Q. Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A. In accordance with SEC rules, we have elected to provide access to our proxy materials, including this Proxy Statement and our 2023 Annual Report, over the Internet. Accordingly, we have sent a Notice Regarding the Availability of Proxy Materials, or the Notice, to our stockholders of record entitled to vote at the Annual Meeting with instructions for accessing the proxy materials and voting over the Internet or by telephone prior to the Annual Meeting. We will mail the Notice on or about April 26, 2024 to all stockholders entitled to vote at the Annual Meeting.

All stockholders entitled to vote at the Annual Meeting will have the ability to access the proxy materials by visiting the website referred to in the Notice, www.proxydocs.com/CUE. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice also contains instructions to request to receive a printed set of the proxy materials. You may request the proxy materials over the Internet at www.investorelections.com/CUE, by emailing paper@investorelections.com, or by calling (866) 648-8133.

The Notice also identifies the date and time of, and website for, the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendation with regard to each matter; a toll-free telephone number, an email address, and a website where stockholders can request to receive, free of charge, a paper or email copy of the Proxy Statement, our 2023 Annual Report, and a proxy card relating to the Annual Meeting; and information on how to access and vote the proxy card.

Q. Can I vote my shares by filling out and returning the Notice?

A. No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote over the Internet or by telephone, by requesting and returning a printed proxy card, or by registering to vote online during the Annual Meeting.

Q. What does it mean if I receive more than one Notice?

A. If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Q. What is the purpose of the Annual Meeting?

A. At the Annual Meeting, stockholders will consider and vote on the following matters:

(1)
The election of six directors, Frederick Driscoll, Pamela Garzone, Peter A. Kiener, Frank Morich, Daniel Passeri, and Patrick Verheyen, for a one-year term expiring at the 2025 annual meeting of stockholders and until their respective successors have duly been elected and qualified (Proposal 1).
(2)
The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2).
(3)
The approval, on a non-binding advisory basis, of the compensation of our named executive officers (Proposal 3).
(4)
The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q. Why is the Annual Meeting of stockholders a virtual, online meeting?

A. The Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to participate from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures which will be posted during the meeting at www.proxydocs.com/CUE. We have designed the virtual annual meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

Q. How do I virtually attend the Annual Meeting?

A. We will host the Annual Meeting live online via webcast at www.proxydocs.com/CUE. In order to attend the Annual Meeting online, you must register at www.proxydocs.com/CUE prior to June 4, 2024 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting, permit you to submit questions and to vote at the Annual Meeting. Please be sure to follow your Notice, proxy card and/or voting instruction card and subsequent instructions that will be delivered to you via email. After you register, you will receive a confirmation email, which will alert you to further instructions. Approximately one hour before the start of the meeting, you will receive another email that will give you direct instructions to attend the meeting and allow you to ask questions during the meeting. If you have difficulties during registration or checking in in advance of the meeting, technical support is available during those times, and you should follow the instructions found on the registration page and in your emails. Online registration for the Annual Meeting will begin on or around April 26, 2024.

The webcast of the Annual Meeting will start on Wednesday, June 5, 2024 at 9:00 a.m. Eastern Time. Instructions on how to attend and participate in the meeting online will be sent to you via email, upon completing your registration.

Q. Who can vote?

A. Only stockholders of record at the close of business on April 12, 2024, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting. On this record date, there were 48,643,316 shares of our common stock outstanding. Common stock is our only class of stock outstanding.

Q. How many votes do I have?

A. Each share of our common stock that you own as of the record date, April 12, 2024, entitles you to one vote on each matter that is voted on.

Q. Is my vote important?

A. Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions, choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

Q. How do I vote?

A. If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, brokerage firm or other nominee, you may vote:

(1)
Over the Internet or by Telephone: You may submit your voting instructions by proxy, by phone or via the internet by following the instructions provided in the Notice or the proxy card. If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone. Your vote must be received by 8:59 a.m. Eastern Time on June 5, 2024 to be counted.
(2)
By Mail: To vote using the printed proxy card that may be delivered to you upon request, simply complete, sign and date the proxy card and return it promptly in the postage prepaid envelope provided to Proxy Tabulator for Cue Biopharma, Inc., c/o Mediant Communications Inc., P.O. Box 8016, Cary, North Carolina 27512-9903. If you vote by mail, you do not need to vote over the Internet or by telephone. If we receive the proxy card no later than June 4, 2024, we will vote your shares as you direct.
(3)
Online During the Annual Meeting: You may vote by attending the Annual Meeting online. Please log onto www.proxypush.com/CUE and enter your stockholder information provided on the Notice previously mailed to you to register prior to the registration deadline of June 4, 2024 by 5:00 p.m. Eastern Time in order to attend the Annual Meeting.

You can submit your vote at www.proxypush.com/CUE. Please be sure to follow instructions found on your Notice, proxy card and/or voting instruction card and subsequent instructions that will be delivered to you via email. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

If your shares are held in “street name,” meaning they are held for your account by a bank, brokerage firm or other nominee, you may vote:

(1)
Over the Internet or by Telephone: You will receive instructions from your bank, brokerage firm or other nominee if they permit Internet or telephone voting. You should follow those instructions.
(2)
By Mail: You will receive instructions from your bank, brokerage firm or other nominee explaining how you can vote your shares by mail. You should follow those instructions.
(3)
Online During the Annual Meeting: You must request a legal proxy from your bank, brokerage firm or other nominee in order to vote during the Annual Meeting. In addition, you will need your control number included on your Notice, proxy card or voting instruction card in order to demonstrate proof of beneficial ownership and to be able to vote during the Annual Meeting.

Q. Can I change my vote?

A. If your shares are registered directly in your name, you may revoke your proxy and change your vote by following one of the below procedures:

(1)
Vote over the Internet or by telephone as instructed above under “Over the Internet or by Telephone.” Only your latest Internet or telephone vote is counted. You may not change your vote over the Internet or by telephone after 8:59 a.m. Eastern Time, on June 5, 2024.
(2)
Sign and complete a new proxy card and send it by mail to Proxy Tabulator for Cue Biopharma, Inc., c/o Mediant Communications Inc., P.O. Box 8016 Cary, North Carolina 27512-9903. Mediant must receive the proxy card no later than June 4, 2024. Only your latest dated proxy will be counted.
(3)
Virtually attend the Annual Meeting online and vote online as instructed above. Attending the Annual Meeting alone will not revoke your Internet vote, telephone vote or proxy submitted by mail, as the case may be.
(4)
Give our corporate secretary written notice before or at the Annual Meeting that you want to revoke your proxy. Such written notice should be sent to Cue Biopharma, Inc., Attention: Secretary, 40 Guest Street, Boston, Massachusetts 02135.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm or other nominee. You may also vote virtually at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from your bank, brokerage firm or other nominee as described in the answer to the question “How do I vote?” above.

Q. Will my shares be voted if I do not return my proxy or do not give specific voting instructions?

A. If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone or by returning your proxy card by mail or online while virtually attending the Annual Meeting. If you are a stockholder of record and you submit your proxy or sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

If your shares are held in “street name,” your bank, brokerage firm or other nominee may under certain circumstances vote your shares if you do not return your voting instructions. Banks, brokerage firms and other nominees can vote your shares on discretionary matters in the absence of voting instructions from you but they will not be allowed to vote your shares with respect to non-discretionary matters such as the election of directors. If you do not return voting instructions to your bank, brokerage firm or other nominee to vote your shares, your bank, brokerage firm or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted.

Your bank, brokerage firm or other nominee cannot vote your shares on any matter that is not considered discretionary. Proposal 1 (the election of directors) and Proposal 3 (the advisory vote on the compensation paid to our named executive officers) are not considered discretionary matters. If you do not instruct your bank, brokerage firm or other nominee how to vote with respect to these proposals, your bank, brokerage firm or other nominee may not vote with respect to these proposals and those votes will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank, brokerage firm or other nominee that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. Proposal 2 (the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024) is considered a discretionary matter, and we expect that your bank, brokerage firm or other nominee will be able to exercise discretionary authority to vote on this proposal even if it does not receive voting instructions from you, so long as it holds your shares in its name. We encourage you to provide voting instructions to your bank, brokerage firm or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your bank, brokerage firm or other nominee about how to submit your voting instructions.

Q. May I see a list of stockholders entitled to vote as of the record date?

A. A list of stockholders as of the close of business on the record date will be available for examination by the stockholders for any purpose germane to the meeting for a period of 10 days ending on the day before the Annual Meeting, and during the Annual Meeting, using the unique link provided via email following the completion of registration for the Annual Meeting.

Q. How many shares must be represented to hold the Annual Meeting?

A. A majority of our shares of common stock issued and outstanding at the record date and entitled to vote at the Annual Meeting must be present virtually or represented by proxy to hold the Annual Meeting. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy card by mail or that are represented virtually at the meeting. Abstentions and broker non-votes count as present for purposes of establishing a quorum. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.

As of the record date, April 12, 2024, approximately 48,643,316 shares of our common stock were issued and outstanding.

Q. What vote is required to approve each matter and how are votes counted?

A. Proposal 1 - Election of Directors

The six nominees for director to receive the highest number of votes FOR election will be elected as directors. This is called a plurality. Proposal 1 is not considered a discretionary matter. Therefore, if your shares are held by your bank, brokerage firm or other nominee in “street name” and you do not provide voting instructions with respect to your shares, your bank, brokerage firm or other nominee cannot vote your shares on Proposal 1. Shares held in “street name” by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHELD from any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal 1. You may:

•
vote FOR each nominee;
•
vote FOR a particular nominee or nominees and WITHHOLD your vote from the other nominees; or
•
WITHHOLD your vote from each nominee.

Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

To approve Proposal 2, holders of a majority of the votes cast on the matter must vote FOR the proposal. Proposal 2 is considered a discretionary matter. If your shares are held by your bank, brokerage firm or other nominee in “street name” and you do not provide voting instructions with respect to your shares, we expect that your bank, brokerage firm or other nominee will be able to exercise discretionary authority to vote your shares on Proposal 2 in the absence of voting instructions from you. If your bank, brokerage firm or other nominee exercises this discretionary authority, no “broker non-votes” are expected to occur in connection with Proposal 2. If you ABSTAIN from voting on Proposal 2, your shares will not be voted FOR or AGAINST the proposal, which has the same effect as a vote AGAINST the proposal.

Although stockholder approval of our audit committee’s appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our audit committee will reconsider its appointment of RSM US LLP as our independent registered public accounting firm.

Proposal 3 - Advisory Vote on the Compensation Paid to Named Executive Officers

To approve Proposal 3, holders of a majority of the votes cast on the matter must vote FOR the proposal. Proposal 3 is not considered a discretionary matter. Therefore, if your shares are held by your bank, brokerage firm or other nominee in “street name” and you do not provide voting instructions with respect to your shares, your bank, brokerage firm or other nominee cannot vote your shares on Proposal 3. As a result, such “broker non-votes” will have no effect on the voting on Proposal 3. If you ABSTAIN from voting on Proposal 3, your shares will not be voted FOR or AGAINST the proposal, which has the same effect as a vote AGAINST the proposal.

Proposal 3 is non-binding. Because this vote is advisory and not binding on us or our board of directors in any way, our board of directors may decide that it is in our and our stockholders’ best interests to compensate our named executive officers in an amount or manner that differs from that which is approved by our stockholders.

Q. How does the board of directors recommend that I vote on the proposals?

A. Our board of directors recommends that you vote:

•
FOR the election of each of the six directors, Frederick Driscoll, Pamela Garzone, Peter A. Kiener, Frank Morich, Daniel Passeri, and Patrick Verheyen, for a one-year term expiring at the 2025 annual meeting of stockholders and until their respective successors have duly been elected and qualified;
•
FOR the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
•
FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

Q. Who will count the votes?

A. The votes will be counted, tabulated and certified by Mediant Communications Inc., our inspector of election.

Q. Will my vote be kept confidential?

A. Your vote will be kept confidential and we will not disclose your vote, unless (1) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or (2) there is a contested election for the board of directors. The inspector of election will forward any written comments that you make on the proxy card to management without providing your name, unless you expressly request disclosure on the proxy card.

Q. How can I find out the results of the voting at the Annual Meeting?

A. Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

Q. How do I submit a question at the Annual Meeting?

A. If you wish to submit a question prior to the meeting, you must register to attend the Annual Meeting. You can visit www.proxydocs.com/CUE and follow the instructions for registering to attend the Annual Meeting and for submitting a question. If you wish to submit a question during the Annual Meeting, you may log into the virtual meeting platform using the unique link provided to you via email following the completion of your registration prior to 5:00 p.m. on June 4, 2024 at www.proxydocs.com/CUE. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.proxydocs.com/CUE during the meeting.

Q. How and when may I submit a stockholder proposal, including a stockholder nomination for director for the 2025 annual meeting?

A. Stockholders wishing to recommend a candidate for director should write to our corporate secretary at 40 Guest Street, Boston, Massachusetts 02135. In order to give the corporate governance and nominating committee sufficient time to evaluate a recommended candidate and/or include the candidate in our proxy statement for the 2025 annual meeting, the recommendation should be received by our corporate secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Stockholder Proposals for our 2025 Annual Meeting.” Such submissions must state the nominee’s name, together with appropriate biographical information and background materials and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders, as well as other information required by our bylaws or SEC regulations. We may require any proposed nominee to furnish such other information as we may reasonably require in determining the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

Q. Who is paying the costs of soliciting these proxies?

A. We will pay all of the costs of soliciting proxies. Our directors, officers and other employees may solicit proxies in person or by mail, telephone, fax or email. We will pay our directors, officers and other employees no additional compensation for these services. We will ask banks, brokerage firms and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We may reimburse them for their expenses.

Q. How do I obtain an Annual Report on Form 10-K?

A. If you would like a copy of our Annual Report on Form 10-K for the year ended December 31, 2023 that we filed with the SEC, we will send you one, without exhibits, free of charge. Please contact Secretary, Cue Biopharma, Inc., 40 Guest Street, Boston, Massachusetts 02135.

All of our SEC filings are also available free of charge in the “Investors & Media—Financial Information” section of our website at www.cuebiopharma.com.

Implications of Being a “Smaller Reporting Company”

We are a “smaller reporting company,” meaning that the market value of our stock held by non-affiliates was less than $700 million on the last business day of our most recently completed second fiscal quarter and our annual revenue was less than $100 million during our most recently completed fiscal year. We may continue to be a smaller reporting company if either (i) the market value of our stock held by non-affiliates was less than $250 million on the last business day of our most recently completed second fiscal quarter or (ii) our annual revenue was less than $100 million during the most recently completed fiscal year and the market value of our stock held by non-affiliates was less than $700 million on the last business day of our most recently completed second fiscal quarter. For so long as we remain a smaller reporting company, we are permitted and intend to rely on exemptions from certain disclosure and other requirements that are applicable to other public companies that are not applicable to a smaller reporting company. We have taken advantage of certain reduced reporting obligations in this Proxy Statement. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

PROPOSAL 1:

ELECTION OF DIRECTORS

Our board of directors currently consists of six members. Directors are elected at the annual meeting of stockholders and hold office for a one-year term and until their resignation or removal or their successors are duly elected and qualified. In accordance with our certificate of incorporation and bylaws, our directors may fill existing vacancies on the board of directors.

If no contrary indication is made, proxies will be voted for Mr. Driscoll, Dr. Garzone, Dr. Kiener, Dr. Morich, Mr. Passeri and Mr. Verheyen. Proxies cannot be voted for a greater number of individuals than the number of nominees named in this Proxy Statement. In the event that any of the nominees for director is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), your proxy will be voted for any nominee who is designated by our board of directors to fill the vacancy.

Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of business acumen, the ability to contribute positively to the decision-making process of the Company, knowledge of our business, understanding of the competitive landscape and a reputation for integrity, honesty and adherence to high ethical standards. We also seek to have a diversity of skills and backgrounds represented on our board of directors. Re-nomination of our directors is not automatic, and performance on the board and committees is considered, as well as the undertaking of continuing director education. Certain individual qualifications and skills of our directors that contribute to the board of directors’ effectiveness as a whole are described in the following paragraphs.

Information Regarding Director Nominees

The following paragraphs provide information as of the date of this Proxy Statement about each nominee for director, as furnished to us by the nominees for director. The information presented includes information each such individual has given us about his or her age, any position he or she holds with us, his or her principal occupation and business experience for the past five years and the names of other publicly held companies of which he or she currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each such individual’s specific experience, qualifications, attributes and skills that led our board of directors to the conclusion that he or she should serve as a director, we also believe that each of our directors and director nominees has a reputation for integrity, honesty and adherence to high ethical standards. Each has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors. Finally, we value their significant experience on other public company boards of directors and board committees.

Information about the number of shares of common stock beneficially owned by each of our directors and nominees for director appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”

There are no family relationships between or among any of our executive officers, directors or nominees for director.

Nominees for Election to the Board of Directors

Name	Year First Became Director	Position with the Company
Daniel R. Passeri	2016	Chief Executive Officer and Director
Frank Morich	2018	Chairman
Frederick Driscoll	2018	Director
Pamela Garzone	2023	Director
Peter A. Kiener	2016	Director
Patrick Verheyen	2023	Director

Frederick Driscoll, age 73, joined our board of directors in June 2018. Mr. Driscoll served as Interim Chief Financial Officer at Invivyd, Inc., a biotechnology company (Nasdaq: IVVD) from October 2022 to September 2023. Prior to his employment at Invivyd, Inc., Mr. Driscoll served as the Chief Financial Officer at Renovacor, Inc. (NYSE: RCOR), a biotechnology company, from March 2022 to June 2022. Prior to his employment at Renovacor, Inc., Mr. Driscoll served as Chief Financial Officer at Flexion Therapeutics Inc., or Flexion, a biopharmaceutical company focused on the development of local therapies for the treatment of patients with musculoskeletal conditions, such as osteoarthritis, from 2013 to 2017 and from May 2021 to November 2021, when the company was acquired by Pacira Pharmaceuticals, Inc. Prior to joining Flexion, he was Chief Financial Officer at Novavax, Inc., a publicly traded biopharmaceutical company (Nasdaq: NVAX), from 2009 to 2013. From 2008 to 2009, Mr.

Driscoll served as Chief Executive Officer of Genelabs Technologies, Inc., or Genelabs, a publicly traded biopharmaceutical and diagnostics company later acquired by GlaxoSmithKline. He previously served as Genelabs’ Chief Financial Officer from 2007 to 2008. From 2000 to 2006, Mr. Driscoll served as Chief Executive Officer at OXiGENE, Inc., or OXiGENE, a biopharmaceutical company. Mr. Driscoll has also served as Chairman of the Board and Audit Committee Chair at OXiGENE and as a member of the Audit Committee for Cynapsus, which was sold to Sunovion Pharmaceuticals in 2016. Mr. Driscoll was a member of the board of directors of NantKwest Inc. (Nasdaq: NK) from 2017 through 2021 and is currently a member of the board of directors of Cellectar Biosciences Inc. (Nasdaq: CLRB), MEI Pharma (Nasdaq: MEIP) and Calliditas Therapeutics AB (CALTX). Mr. Driscoll earned a Bachelor’s degree in accounting and finance from Bentley University. Mr. Driscoll’s extensive industry, executive, board experience and financial expertise position him well to serve as a member of our board of directors.

Pamela D. Garzone, age 70, joined our board of directors in April 2023. Dr. Garzone has served as the Chief Development Officer at Anixa Biosciences, Inc., a company focused on oncology and infectious diseases, since September 2021. Prior to joining Anixa, Dr. Garzone served as the Chief Medical Officer at Calibr, a division of the Scripps Research Institute from May 2019 to May 2021. From May 2009 through May 2019, Dr. Garzone served as the Vice President, Group Asset Team Lead focused on early oncology clinical research at Pfizer Inc. Dr. Garzone earned a B.S. degree in pharmacy from Purdue University and an M.S. in pharmacy practice from the University of Pittsburgh. Dr. Garzone received her Ph.D. in clinical science from the University of Pittsburgh. Dr. Garzone’s extensive knowledge of the biopharmaceutical industry makes her well qualified to serve on our board of directors.

Peter A. Kiener, age 72, joined our board of directors in March 2016. Dr. Kiener served as the Chief Scientific Officer and Head of Research and Development of Sucampo Pharmaceuticals, Inc., or Sucampo, a global biopharmaceutical company, from October 2014 to February 2018. Prior to joining Sucampo, Dr. Kiener served as the Chief Scientific Officer of Ambrx, Inc., a clinical-stage biopharmaceutical company focused on the development of antibody-drug conjugates from 2013 to 2014. From 2009 to 2013, he was President and co-founder of Zyngenia Inc., an early-stage biopharmaceutical company. From 2001 to 2009, he was head of Research and R&D at MedImmune, the biologics research and development arm of AstraZeneca. Dr. Kiener is currently also a member of the board of directors of Pieris Pharmaceuticals, Inc., Resolve LLC, iTolerance, Inc. and Lava Therapeutics (Nasdaq: LVTX). Dr. Kiener was a member of the board of directors of Tetragenetics Inc. from 2018 through 2022. Dr. Kiener holds a Bachelor’s degree in chemistry from the University of Lancaster and a Ph.D. in biochemistry from the University of Oxford. Dr. Kiener’s extensive executive leadership experience and his in-depth knowledge of the biopharmaceutical industry make him well qualified to serve on our board of directors.

Frank Morich, age 70, joined our board of directors in July 2018 and was appointed Chairman in April 2020. Dr. Morich has served as a consultant in the life sciences and health care industries since 2015. Since 2023, Dr. Morich has served on the board of Perspective Therapeutics (Nasdaq: CATX), an early-stage biopharmaceutical company. Dr. Morich was a member of the supervisory board of MorphoSys AG (Nasdaq: MOR), a late-stage, biopharmaceutical company, from 2015 to 2021. From 2011 to 2014, Dr. Morich served as Chief Commercial Officer at Takeda Pharmaceutical, a global pharmaceutical company, and from 2010 to 2011, he served as Executive Vice President International Operations at Takeda. From 2008 to 2010, Dr. Morich served as Chief Executive Officer of NOXXON Pharma AG, a clinical-stage drug development company, and from 2005 to 2007 he served as Chief Executive Officer and member of the board of directors of Innogenetics N.V., an international in vitro diagnostics company. During 2004, Dr. Morich served as Chief Executive Officer and Chairman of the Executive Board of AM Pharma B.V., a clinical-stage drug development company. Prior to that, Dr. Morich held several positions at Bayer, a global pharmaceutical and life sciences company, including member of the board of management of Bayer AG, head of global product development and head of research and development. Dr. Morich graduated in medical studies at the University of Marburg, Germany. Dr. Morich has over 35 years of experience in the life sciences and health care industries and extensive executive leadership experience, making him well qualified to serve on our board of directors as Chairman.

Daniel R. Passeri, age 63, has served as our Chief Executive Officer and a director since August 2016. He also served as our President from August 2016 to October 2019. He served as a director of Curis, Inc. (Nasdaq: CRIS), or Curis, a biotechnology company seeking to develop and commercialize drug candidates for the treatment of cancer, from September 2001 to June 2016. Mr. Passeri previously served as Chief Executive Officer of Curis from September 2001 until June 2014 and as Vice Chairman of its board of directors from June 2014 to June 2016, and additionally held the title of President from September 2001 to February 2013. Previously, from November 2000 to September 2001, Mr. Passeri served as the Senior Vice President, Corporate Development and Strategic Planning of Curis. From December 2014 to June 2015, Mr. Passeri served as Chief Officer of Technology Management and Business Development of the Jackson Laboratory for Genomic Medicine. From March 1997 to November 2000, Mr. Passeri was employed by Gene Logic Inc., a biotechnology company, most recently as Senior Vice President, Corporate Development and Strategic Planning. From February 1995 to March 1997, Mr. Passeri was employed by Boehringer Mannheim, a pharmaceutical, biotechnology and diagnostic company, as Director of Technology Management. Mr. Passeri received a J.D. from the George Washington University Law School, an M.Sc. in biotechnology from the Imperial College of Science, Technology and Medicine at the University of London and a B.S. in biology from Northeastern University.

Mr. Passeri’s qualifications to serve as a director of Cue Biopharma include his extensive service and experience as a director and executive officer of a public company as well as his extensive experience in corporate strategy and development, intellectual property strategy and oversight, and technology licensing, as each of these elements are critical to our overall business strategy.

Patrick Verheyen, age 64, joined our board of directors in April 2023. Mr. Verheyen served as the Global Head of Janssen Business Development at Johnson & Johnson, a healthcare products company, from 2015 through 2021. Mr. Verheyen also served as a member of the Janssen’s Pharmaceuticals Group Operating Committee during this time. Mr. Verheyen joined Johnson & Johnson in 1986 and served in various roles, including as Head of London Johnson & Johnson Innovation Center from 2012 through 2015. Mr. Verheyen received a degree in bioengineering from the University of Leuven in Flanders, Belgium. Mr. Verheyen has over 35 years of experience in the health care industry and extensive executive leadership experience, making him well qualified to serve on our board of directors.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF MR. DRISCOLL, DR. GARZONE, DR. KIENER, DR. MORICH, MR. PASSERI, AND MR. VERHEYEN.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that Cue Biopharma is managed for the long-term benefit of our stockholders. This section describes key corporate governance practices that we have adopted. We have adopted a code of business conduct and ethics, which applies to all of our officers, directors and employees, and corporate governance guidelines and charters for our audit committee, our compensation committee and our corporate governance and nominating committee. We have posted copies of our code of business conduct and ethics and corporate governance guidelines, as well as each of our committee charters, on the Corporate Governance page of the “Investors & Media” section of our website, www.cuebiopharma.com, which you can access free of charge. Information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement. We intend to disclose on our website any amendments to, or waivers from, our code of business conduct and ethics that are required to be disclosed by law or the rules of the Nasdaq Stock Market LLC, or Nasdaq, or the Nasdaq Listing Rules. We will also provide copies of these documents, as well as certain of our other corporate governance documents, free of charge, to any stockholder upon written request to Secretary, Cue Biopharma, Inc., 40 Guest Street, Boston, Massachusetts 02135.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of Cue Biopharma and our stockholders. These guidelines, which provide a framework for the conduct of our board’s business, provide that:

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our board’s principal responsibility is to oversee the management of Cue Biopharma;
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except as may be otherwise permitted by the Nasdaq Listing Rules, a majority of the members of our board shall be independent directors;
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the independent directors meet at least twice annually in executive session;
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directors have full and free access to management and, as necessary and appropriate, independent advisors; and
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new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and our board will conduct a self-evaluation annually to determine whether it is functioning effectively.

Director Independence

The Nasdaq Listing Rules require a majority of a listed company’s board of directors to be composed of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and corporate governance and nominating committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In April 2024, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Mr. Passeri, is an “independent director” as defined under the Nasdaq Listing Rules. In April 2023, our board of directors made a similar determination that Tamar Howson and Aaron Fletcher, who served on our board of directors until October 2023 and June 2023, respectively, were each an independent director. In making such determinations, our board of directors considered the relationships that each such director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each director. Mr. Passeri is not an independent director under these rules because he is our chief executive officer.

Board Leadership Structure

Our board of directors, upon the recommendation of our corporate governance and nominating committee, has determined that the roles of chairman of the board and chief executive officer should remain separate at the current time. Accordingly, our board of directors has appointed Dr. Morich, an independent director within the meaning of the Nasdaq Listing Rules (see “Director Independence” above), as the chairman of the board of directors. Dr. Morich possesses an in-depth knowledge of the issues, opportunities and challenges that our company faces. We believe he is currently the person best positioned to ensure our board of directors’ time and attention is focused on the matters that are most critical to our company. Our board of directors believes Dr. Morich is a decisive leader who commands accountability and enhances our ability to communicate our message and strategy clearly and consistently to stockholders, employees and strategic partners. Dr. Morich’s duties as chairman of the board include the following:

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chairing meetings of the independent directors in executive session;
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meeting with any director who is not adequately performing his or her duties as a member of our board of directors or any committee;
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facilitating communications between other members of our board of directors and the chief executive officer;
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preparing or approving the agenda for each board meeting;
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determining the frequency and length of board meetings and recommending when special meetings of our board of directors should be held; and
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reviewing and, if appropriate, recommending action to be taken with respect to written communications from stockholders submitted to our board of directors (see “Communications with Our Board of Directors” below).

Our board of directors believes that having a leadership structure with separate roles of chairman and chief executive officer offers the following benefits:

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supporting the independent oversight of Cue Biopharma and enhancing our board’s objective evaluation of our chief executive officer;
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freeing the chief executive officer to focus on company operations instead of board administration;
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providing the chief executive officer with an experienced sounding board;
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providing greater opportunities for communication between stockholders and our board of directors;
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enhancing the independent and objective assessment of risk by our board of directors; and
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providing an independent spokesman for our company.

Although the roles of chairman and chief executive officer are currently separate, our corporate governance and nominating committee and board of directors believe it is appropriate for our chief executive officer to serve as a member of our board of directors.

Director Nomination Process

Director Qualifications

In evaluating director nominees, the corporate governance and nominating committee will consider among other things the following factors:

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reputation for personal and professional integrity, honesty and adherence to high ethical standards;
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demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of our company and a willingness and ability to contribute positively to the decision-making process of our company;

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commitment to understand our company and its industry and to regularly attend and participate in meetings of our board of directors and its committees;
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interest and ability to understand the sometimes conflicting interests of the various constituencies of our company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders;
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ability to represent the interests of all stockholders without having, or appearing to have, a conflict of interest;
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diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; and
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diversity of background and perspective, considered as a group, should provide a significant breadth of experience, knowledge and abilities that shall assist the board of directors in fulfilling its responsibilities.

The corporate governance and nominating committee’s goal is to assemble a board of directors that brings to the company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the corporate governance and nominating committee believes that the background and qualifications of the board of directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of business acumen, the ability to contribute positively to the decision-making process of the Company, knowledge of our business, understanding of the competitive landscape and a reputation for integrity, honesty and adherence to high ethical standards. While we have no formal policy regarding board diversity, our corporate governance guidelines provide that the value of diversity should be considered and that the background and qualifications of the members of our board of directors considered as a group should provide a significant breadth of experience, knowledge, and ability to assist our board of directors in fulfilling its responsibilities. Our directors’ performance and qualification criteria are reviewed periodically by the corporate governance and nominating committee.

Identification and Evaluation of Nominees for Directors

The corporate governance and nominating committee identifies nominees for director by first evaluating the current members of our board of directors willing to continue in service. Current members with qualifications and skills that are consistent with the corporate governance and nominating committee’s criteria for board of director service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our board of directors with that of obtaining a new perspective or expertise.

The committee generally inquires of our board of directors and members of management for their recommendations. The committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from industry experts or analysts. The corporate governance and nominating committee reviews the qualifications, experience and background of candidates. Final candidates, if other than our current directors, would be interviewed by the members of the corporate governance and nominating committee and by certain of our other independent directors and executive management. In making its determinations, the corporate governance and nominating committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best contribute to the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the corporate governance and nominating committee makes its recommendation to our board of directors. To date, the corporate governance and nominating committee has not utilized third-party search firms to identify board of director candidates. The corporate governance and nominating committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Stockholders may recommend individuals to our corporate governance and nominating committee for consideration as potential director candidates by submitting a recommendation in writing including:

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the name and address of the stockholder making the recommendation, as they appear on our books and records, and of such record holder’s beneficial owner, if any;
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the class and number of shares of our equity that are owned beneficially and held of record by such stockholder and such beneficial owner, including all “synthetic equity instruments” (e.g., derivatives, swaps, hedges, etc.), voting rights, rights to fees, dividends, or other material rights;

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the name of the individual recommended for consideration as a director nominee;
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full biographical information concerning the director candidate, including a statement about the candidate’s qualifications;
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a description of all arrangements or understandings (whether or not in writing) among such stockholder or such beneficial owner and any other person or persons pursuant to which the recommendation is being made;
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a representation that the stockholder is a holder of record of stock of our company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such candidate;
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a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to deliver a proxy statement and/or proxy card to holders of at least the percentage of our company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or otherwise to solicit proxies or votes from stockholders in support of such nomination
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the recommended candidate’s beneficial ownership in our securities; and
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all other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including the recommended candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if approved by the board and elected.

Recommendations must be sent to the Chairman of the Corporate Governance and Nominating Committee, c/o Secretary, Cue Biopharma, Inc., 40 Guest Street, Boston, Massachusetts 02135. Assuming that appropriate biographical and background materials has been provided on or before the dates set forth in the section below entitled “Stockholder Proposals for our 2025 Annual Meeting,” the committee will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates by others, as described above.

Board Diversity Matrix

Board Diversity Matrix (As of April 26, 2024)
Total Number of Directors			6
	Female	Male		Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5		—	—
Part II: Demographic Background
African American or Black	—	—		—	—
Alaskan Native or Native American	—	—		—	—
Asian	—	—		—	—
Hispanic or Latinx	—	—		—	—
Native Hawaiian or Pacific Islander	—	—		—	—
White	1	5		—	—
Two or More Races or Ethnicities	—	—		—	—
LGBTQ+	—	—		—	—
Did Not Disclose Demographic Background	—	—		—	—

Communications with Our Board of Directors

Our board of directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The chairman of the board of directors is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our board of directors should address such communications to Secretary, Cue Biopharma, Inc., 40 Guest Street, Boston, Massachusetts 02135.

Board Meetings and Attendance

Our board of directors met nine times during our fiscal year 2023, including telephonic meetings. During the year, each of our directors attended 75% or more of the aggregate number of meetings of the board of directors and the committees on which he or she served.

Director Attendance at Annual Meeting

Although our company does not have a formal policy regarding attendance by members of our board of directors at our annual meeting, we encourage all of our directors to attend. For our annual meeting of stockholders in 2023, all of our directors who were then serving on our board of directors were in attendance, other than Dr. Howson, who did not stand for re-election at the 2023 annual meeting of stockholders.

Board Committees

Our board of directors has established an audit committee, a compensation committee, a corporate governance and nominating committee, and a science and technology strategy committee, each of which operates under a charter that has been approved by our board. A copy of the audit committee, compensation committee and corporate governance and nominating committee charters can be found under the “Investors & Media—Corporate Governance” section of our website, which is located at www.cuebiopharma.com.

Audit Committee

The members of our audit committee are Frederick Driscoll, Frank Morich and Patrick Verheyen. Mr. Driscoll is the chair of the audit committee. Dr. Kiener served as a member of the audit committee until June 2023. Our audit committee’s responsibilities include:

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appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
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overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;
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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
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monitoring our internal control over financial reporting;
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establishing policies regarding procedures for the receipt and retention of accounting related complaints and concerns;
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meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;
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providing oversight over cybersecurity risk;
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reviewing and approving or ratifying any related person transactions; and
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preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Our audit committee held four meetings during 2023. Our board of directors has determined that Mr. Driscoll is an “audit committee financial expert” as defined in applicable SEC rules. We believe that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our board of directors has also determined that each member of our audit committee can read and understand fundamental financial statements, in accordance with applicable requirements.

Compensation Committee

The members of our compensation committee are Peter Kiener, Pamela Garzone and Patrick Verheyen. Dr. Kiener is the chair of the compensation committee. Ms. Howson served as a member of the compensation committee until June 2023. Our compensation committee’s responsibilities include:

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reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our chief executive officer and our other executive officers;
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reviewing and evaluating the chief executive officer’s performance relative to our goals and objectives and establishing the individual elements of the chief executive officer’s total compensation
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overseeing and administering our cash and equity incentive plans;
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reviewing and making recommendations to our board of directors with respect to director compensation;
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reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules; and
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preparing the compensation committee report if and to the extent then required by SEC rules.

The compensation committee has the authority to engage independent legal counsel, independent consultants and other advisors to review any matter under its responsibility. The compensation committee may form, and delegate authority to, subcommittees when it deems appropriate. We believe that the composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our compensation committee held six meetings during 2023.

Corporate Governance and Nominating Committee

The members of our corporate governance and nominating committee are Frank Morich, Peter A. Kiener and Frederick Driscoll. Dr. Morich is the chair of the corporate governance and nominating committee. Ms. Howson served as a member of the corporate governance and nominating committee until June 2023. Our corporate governance and nominating committee’s responsibilities include:

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recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;
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reviewing and making recommendations to our board with respect to our board leadership structure;
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reviewing and making recommendations to our board with respect to management succession planning;
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developing and recommending to our board of directors corporate governance principles;
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overseeing our policies with respect to compliance management and any compliance committee established; and
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overseeing a periodic evaluation of our board of directors.

We believe that the composition of our corporate governance and nominating committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. The corporate governance and nominating committee held six meetings during 2023.

Science and Technology Strategy Committee

The members of our science and technology strategy committee are Peter Kiener, Frank Morich and Pamela Garzone. Dr. Kiener is the chair of the science and technology strategy committee. Our science and technology strategy committee’s responsibilities include:

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assisting the board of directors in providing counsel to our senior management regarding our scientific research and development strategies, programs and activities including assessments of strengths, weaknesses/gaps, opportunities and threats faced by the Company;
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advising the board of directors with respect to strategic and tactical scientific issues; and
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facilitating development of our scientific strategy and making recommendations to the board of directors regarding corporate positioning and technology status.

The Board’s Role in Risk Oversight

Our board of directors is actively involved in oversight of risks that could affect us. Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our board of directors and its committees is to oversee the risk management activities of management. Our board of directors fulfills this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices.

In general, our board of directors oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks. Our audit committee oversees risk management activities related to financial controls and legal and compliance risks, including oversight over cybersecurity risk. Oversight by our audit committee includes direct communications with our independent registered public accounting firm. Our compensation committee oversees risk management activities relating to our compensation policies and practices and assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. Oversight by our compensation committee includes direct communication with our independent compensation consultants. Our corporate governance and nominating committee oversees risk management activities relating to management succession planning, the composition of our board of directors and its committees, corporate governance and compliance. Our science and technology strategy committee assists the board of directors’ oversight of our scientific research and development strategies. Each committee reports to the full board of directors on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full board of directors discuss particular risks.

Employee, Officer and Director Hedging and Pledging

Pursuant to our insider trading policy, our directors, officers, employees and/or consultants, as well as any immediate family members sharing the household of any of the foregoing, are prohibited from engaging in transactions in publicly traded options, such as puts, calls and other derivative securities, relating to our company. This prohibition also extends to various forms of hedging transactions or monetization transactions, such as zero-cost collars and forward sale contracts, as they involve the establishment of a short position in our securities. In addition, our insider trading policy prohibits such persons from holding our securities in a margin account or pledging such securities as collateral for a loan, with an exception in limited situations only with the preapproval of our chief financial officer and, in the case of directors and executive officers, the audit committee.

Rule 10b5-1 Sales Plans

Certain of our directors and executive officers have adopted and may in the future adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in some circumstances. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Director Compensation

We maintain a compensation policy for our non-employee directors that is intended to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Pursuant to our director compensation policy, our non-employee directors receive on an annual basis a $35,000 retainer paid in cash. In addition, the chairman of the board, if he or she is a non-employee director, receives an annual cash retainer of $30,000 and standing committee members receive the annual committee fees set forth below.

Audit Committee Chair:	$15,000
Audit Committee Member (other than the committee Chair):	$7,500
Compensation Committee Chair:	$10,000
Compensation Committee Member (other than the committee Chair):	$5,000
Corporate Governance and Nominating Committee Chair:	$8,000
Corporate Governance and Nominating Member (other than the committee Chair):	$4,000
Science and Technology Strategy Committee Chair:	$10,000
Science and Technology Strategy Committee Member (other than the committee Chair):	$5,000

Effective in January 2021, upon initial appointment to the board of directors, a non-employee director is awarded an option to purchase 20,000 shares of common stock that vest over three years with one-third vesting on the one-year anniversary of the grant date and the balance vesting in eight equal quarterly installments, or the Initial Option. On the first trading day following December 31 of each year, each non-employee director is awarded an option to purchase 10,000 shares of common stock, or the Annual Option. Such options vest and become exercisable on the first anniversary of the grant date.

In March 2023, our board of directors amended our non-employee director compensation policy such that the Initial Option was an option to purchase 40,000 shares of common stock and the Annual Option was an option to purchase 20,000 shares of common stock. In December 2023, our board of directors further amended our non-employee director compensation policy such that the Initial Option is an option to purchase 48,800 shares of common stock and the Annual Option is an option to purchase 24,400 shares of common stock.

Daniel R. Passeri, a director who also serves as our chief executive officer, does not receive any additional compensation for his service as director. Mr. Passeri is one of our named executive officers and accordingly, the compensation we pay to Mr. Passeri is discussed under “Executive Compensation—Summary Compensation Table” and “Executive Compensation—Narrative to Summary Compensation Table.”

The table below shows all compensation to our non-employee directors, including compensation for their services as a member or a chair of one of our standing committees, during the year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Pamela Garzone (3)	30,139	111,692	—	141,831
Patrick Verheyen (3)	35,146	100,168	—	135,314
Frank Morich	85,500	20,766	—	106,266
Peter A. Kiener	58,250	20,766	65,167	144,183
Frederick Driscoll	55,542	20,766	—	76,308
Tamar Howson (4)	21,369	24,856	—	46,225
Aaron Fletcher (5)	35,862	20,766	—	56,628

(1)
The amounts shown in this column indicate the grant date fair value of option awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see Note 9 to our audited financial statements included with our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC. For Ms. Howson, the amount includes $4,090 of incremental fair value related to previously granted options that were modified in June 2023, computed as of the modification date in accordance with FASB ASC Topic 718.
(2)
Represents consulting fees paid to Dr. Kiener.
(3)
Dr. Garzone and Mr. Verheyen joined our board of directors in April 2023.
(4)
Ms. Howson resigned from our board of directors effective June 7, 2023.
(5)
Dr. Fletcher resigned from our board of directors effective October 9, 2023.

The following table shows the number of shares subject to outstanding option awards held by each non-employee director as of December 31, 2023:

Name	Shares Subject to Outstanding Stock Option Awards (#)
Peter A. Kiener	115,600
Frank Morich	97,200
Frederick Driscoll	96,000
Aaron Fletcher	78,000
Tamar Howson	58,263
Pamela Garzone	40,000
Patrick Verheyen	40,000

Limitation of Liability and Indemnification

Our certificate of incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty as a director.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, our certificate of incorporation provides that we must indemnify our directors and officers and we must advance expenses to our directors and officers in connection with legal proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to directors, executive officers or persons controlling us, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Report of the Audit Committee of the Board of Directors

The audit committee oversees the Company’s financial reporting process on behalf of the board of directors. We have reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023 and discussed them with Company management and RSM US LLP, or RSM, the Company’s independent registered public accounting firm.

We have received from, and discussed with, RSM, which is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC. In addition, we have received from RSM the written disclosures and the letter required by applicable requirements of the PCAOB regarding its communications with us concerning independence, have considered the compatibility of non-audit services with the auditors’ independence and have discussed with RSM its independence from management and the Company.

Based on the review and discussions referred to above, we recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

The Audit Committee of the Board of Directors

Frederick Driscoll (Chair)

Frank Morich

Patrick Verheyen

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of the date of this Proxy Statement:

Name	Age	Position(s)
Daniel R. Passeri	63	Chief Executive Officer and Director
Anish Suri	50	President and Chief Scientific Officer
Kerri-Ann Millar	54	Chief Financial Officer
Matteo Levisetti	55	Chief Medical Officer
Colin G. Sandercock	67	Senior Vice President, General Counsel and Secretary

Daniel R. Passeri is discussed above under “Information Regarding Director Nominees.”

Anish Suri has been our Chief Scientific Officer since May 2018 and our President since October 2019. Prior to joining Cue Biopharma, he held roles of increasing responsibility at Janssen Pharmaceutical Companies of Johnson & Johnson, or Janssen, most recently as Senior Director at Janssen Immunosciences in Beerse, Belgium from July 2015 to May 2018 and, prior to that, as Senior Director from January 2015 to July 2015 and as Scientific Director from April 2013 to January 2015. His core responsibilities at Janssen included providing strategic leadership and guidance for new initiatives focused on parsing the specificity and diversity of the immune repertoire to enable antigen-specific immuno-therapies and related applications in cancer immunity; tolerogenic approaches for autoimmune diseases; and harnessing immune-monitoring to enable a deeper understanding of transition states from health to disease. Dr. Suri joined Janssen from Bristol-Myers Squibb, or BMS, in 2013, where he was responsible for providing strategic guidance to immuno-oncology and immunology drug-discovery programs. Prior to BMS, Dr. Suri was an Assistant Professor of Pathology and Immunology at Washington University School of Medicine, St. Louis. Dr. Suri received his B.S. in Biology from Angelo State University, San Angelo, TX and his Ph.D. in Immunology from Washington University in St. Louis.

Kerri-Ann Millar has been our Chief Financial Officer since August 2020. Previously, she served as Vice President of Finance since May 2018 and as Corporate Controller from September 2017 to May 2018. Prior to joining Cue Biopharma, Ms. Millar served as Corporate Controller of Flexion Therapeutics, a biopharmaceutical company, from March 2014 to September 2017. From May 2005 to March 2014, Ms. Millar served as Finance Specialist for Curis. Ms. Millar holds a B.S. in accounting and finance from Boston University and is a Certified Public Accountant.

Matteo Levisetti has served as our Chief Medical Officer since January 2023. Prior to that, Dr. Levisetti served as our Senior Vice President of Clinical Development from February 2021 until January 2023. Prior to joining Cue Biopharma, he held Chief Medical Officer positions at DNAtrix, Inc., a biotechnology company, from May 2019 to February 2021 and Dauntless Pharmaceuticals, Inc., a therapeutics company, from May 2017 to June 2018, where he directed and managed clinical development and operations, and regulatory strategy for a number of endocrinology and oncology assets. Previously, he directed immuno-oncology programs as executive director of clinical development at Mirati Therapeutics, Inc., or Mirati. Before joining Mirati, Dr. Levisetti served as Global Head & Vice President, Translational Medicine, Immunology and Inflammation at Roche Pharma Research & Early Development, a division of Roche Holding AG. Prior to that, he held several senior clinical development positions at Pfizer Inc., where he led multiple early clinical development programs across several therapeutic areas, including endocrinology, immunology and oncology. Dr. Levisetti received his M.D. from the University of Chicago Pritzker School of Medicine and served on the faculty at Washington University School of Medicine prior to his transition to leadership roles in industry.

Colin G. Sandercock has been our Senior Vice President, General Counsel and Secretary since December 2017. Prior to joining Cue Biopharma, he was a partner at Perkins Coie LLP from July 2010 to December 2017, practicing in the areas of patent litigation, procurement, management and enforcement of domestic and foreign patent portfolio, licensing disputes, trademark disputes, and opinions relating to infringement, validity and freedom to operate. Mr. Sandercock holds a B.S. in Chemistry and Mathematics from Moravian College, a Materials Science & Engineering (M.S.E.) degree in Chemical and Biochemical Engineering from the University of Pennsylvania and a J.D. from Catholic University, Columbus School of Law.

EXECUTIVE COMPENSATION

Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances. The principal elements of our executive compensation program have to date included base salary, bonus and long-term equity compensation in the form of stock options. We believe successful long-term company performance is more critical to enhancing stockholder value than short-term results. For this reason and to conserve cash and better align the interests of management and our stockholders, we emphasize long-term performance-based equity compensation over base annual salaries and annual bonuses.

Our executive compensation program is administered by our compensation committee, subject to the oversight and approval of our full board of directors. Our compensation committee reviews our executive compensation practices on an annual basis and based on this review approves or, as appropriate, makes recommendations to our board of directors for approval of our executive compensation program. Our chief executive officer recommends annual executive salary increases, annual equity awards and bonuses, if any, for the other executive officers, which are then reviewed and approved or adjusted by the compensation committee.

In designing our executive compensation program, our compensation committee considers publicly available compensation data for national and regional companies in the biotechnology/pharmaceutical industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. In 2022 and 2023, our compensation committee retained Radford, an AON Hewitt company, as its independent compensation consultant to provide comparative data on executive compensation practices in our industry and to advise on our executive compensation program generally. The compensation committee also retained Radford for recommendations and review of non-employee director compensation in 2023. Although our compensation committee considers the advice and recommendations of Radford as to our executive compensation program, our compensation committee ultimately makes their own decisions about these matters. In the future, we expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.

This section describes the material elements of compensation awarded to, or earned by, our principal executive officer during 2023 and our three most highly compensated executive officers other than our principal executive officer during 2023, who we refer to collectively as the named executive officers:

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Daniel R. Passeri	2023	604,824	—	2,407,500	3,156	3,015,480
Chief Executive Officer	2022	747,507	234,637	388,130	3,576	1,373,850
Kerri-Ann Millar	2023	444,181	—	715,201	3,156	1,162,538
Chief Financial Officer	2022	418,459	137,000	497,890	3,576	1,056,925
Anish Suri	2023	481,486	—	757,826	3,156	1,242,468
President and Chief Scientific Officer	2022	489,832	148,572	525,674	3,576	1,167,654

(1)
Salary refers to base salary compensation paid through our normal payroll process in the calendar year.
(2)
Bonus refers to bonuses paid in the following year based on achievement of corporate goals in the year shown. Our board of directors has not yet determined the 2023 bonus amounts for our named executive officers.
(3)
The amounts shown in this column indicate the grant date fair value of option awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see Note 9 to our audited financial statements included with our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC.
(4)
The amounts shown in this column consist of parking fees and executive disability benefit premiums paid by the Company in 2023.

Narrative to Summary Compensation Table

Base Salary. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers are currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

In February 2023, the board of directors increased the base salary, effective January 1, 2023, for Mr. Passeri, Ms. Millar and Dr. Suri to $610,000, $445,000 and $483,000, respectively.

In February 2024, the board of directors increased the base salary, effective January 1, 2024, for Mr. Passeri, Ms. Millar and Dr. Suri to $622,200, $463,000 and $502,320, respectively.

Annual Bonus. Our board of directors may, in its discretion, award bonuses to our named executive officers from time to time. Our letter agreements with our named executive officers provide that they will be eligible for annual performance-based bonuses up to a specified percentage of their salary, subject to approval by our board of directors. We typically establish annual bonus targets based around a set of specified corporate goals for our named executive officers and conduct an annual performance review to determine the attainment of such goals. Our management may propose bonus awards to our compensation committee primarily based on such review process. Our board of directors makes the final determination of the eligibility requirements for and the amount of such bonus awards based on the recommendation of the compensation committee. The final evaluation made by our board of directors does not involve a predetermined mathematical formula.

Target bonuses as a percentage of annual base salary for 2023 were 50% for Mr. Passeri, and 40% for Ms. Millar and Dr. Suri.

For 2023, the categories of corporate goals that we used to propose performance-based bonuses to our compensation committee included corporate strategy, advancing our portfolio and platform, clinical development, corporate development, financing, and organizational effectiveness. Based on our achievement or partial achievement, on or before our projected timeline, of specific goals within each category, the board of directors determined that we achieved 81% of the specified corporate goals for 2023. The board of directors approves performance-based bonuses for our named executive officers upon consideration of these corporate achievements, along with subjective factors related to each named executive officer’s individual performance, responsibilities and then-existing compensation levels. Our board of directors has not yet determined the 2023 bonus amounts for our named executive officers.

In February 2024, target bonuses as a percentage of annual base salary for 2023 for Mr. Passeri, Ms. Millar and Dr. Suri were set at 50%, 40% and 40%, respectively.

Equity Incentives. Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incents our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and generally plans to annually grant equity incentive awards to them in the form of stock option awards. In addition to our annual grants to current employees, we typically grant stock option awards at the start of employment to each executive and our other employees. We have retained discretion to provide additional targeted grants in certain circumstances.

We typically award our stock options on the date our board of directors approves the grant. We set the option exercise price and grant-date fair value based on our per-share estimated valuation on the date of grant. For grants in connection with initial employment, vesting begins on the initial date of employment. Time vested stock option grants to our executives and other employees typically vest in eight equal semi-annual installments, through the fourth anniversary of the vesting commencement date, and have a term of ten years from the grant date.

In February 2023, we granted options to purchase 324,000, 124,000 and 125,500 shares of our common stock to Mr. Passeri, Ms. Millar and Dr. Suri, respectively, at an exercise price of $3.21. Such options vest in eight equal semi-annual installments beginning August 16, 2023.

In July 2023, we granted options to purchase 450,000, 113,000 and 124,125 shares of our common stock to Mr. Passeri, Ms. Millar and Dr. Suri, respectively, at an exercise price of $4.20 Such options vest in twenty-four equal monthly installments beginning on August 21, 2023.

In March 2024, we granted options to purchase 400,000, 250,000 and 300,000 shares of our common stock to Mr. Passeri, Ms. Millar and Dr. Suri, respectively, at an exercise price of $1.94. Such options vest in eight equal semi-annual installments beginning September 6, 2024.

Outstanding Equity Awards at Fiscal Year End 2023

The following table sets forth information regarding all outstanding stock options held by each of our named executive officers as of December 31, 2023.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Daniel R. Passeri	50,000	—		11.54	7/22/2025
Chief Executive Officer	125,000	—		6.42	3/5/2029
	131,250	18,750	(1)	16.26	2/9/2030
	53,125	31,875	(2)	15.55	2/9/2031
	37,500	62,500	(3)	5.01	3/24/2032
	40,500	283,500	(4)	3.21	2/15/2033
	93,750	356,250	(5)	4.20	7/20/2033
Kerri-Ann Millar	53,749	—		7.50	12/27/2024
Chief Financial Officer	50,000	—		11.54	7/23/2025
	30,000	—		6.42	3/5/2029
	26,250	3,750	(6)	16.26	2/4/2030
	48,750	16,250	(7)	19.87	8/20/2030
	43,750	26,250	(2)	15.55	2/9/2031
	31,875	53,125	(8)	6.91	2/8/2032
	3,750	6,250	(3)	5.01	3/24/2032
	15,500	108,500	(4)	3.21	2/15/2033
	23,541	89,459	(5)	4.20	7/20/2033
Anish Suri	250,000	—		14.32	5/13/2025
President and Chief Scientific Officer	10,000	—		8.26	8/13/2025
	50,000	—		11.54	7/22/2025
	105,000	—		6.42	3/5/2029
	400,000	—		7.53	10/2/2029
	56,875	8,125	(6)	16.26	2/4/2030
	46,875	28,125	(2)	15.55	2/9/2031
	30,750	51,250	(8)	6.91	2/8/2032
	7,999	13,334	(3)	5.01	3/24/2032
	15,687	109,813	(4)	3.21	2/15/2033
	25,859	98,266	(5)	4.20	7/20/2033

(1)
This option was granted on February 5, 2020, and the shares underlying the option are scheduled to vest in eight equal semi-annual installments from August 5, 2020.
(2)
This option was granted on February 10, 2021, and the shares underlying the option are scheduled to vest in eight equal semi-annual installments from August 10, 2021.
(3)
This option was granted on March 25, 2022, and the shares underlying the option are scheduled to vest in eight equal semi-annual installments from September 25, 2022.
(4)
This option was granted on February 16, 2023, and the shares underlying the option are scheduled to vest in eight equal semi-annual installments from August 16, 2023.
(5)
This option was granted on July 21, 2023, and the shares underlying the option are scheduled to vest in twenty-four equal monthly installments from August 21, 2023.
(6)
This option was granted on February 5, 2020, and the shares underlying the option are scheduled to vest in eight equal semi-annual installments from August 5, 2020.

(7)
This option was granted on August 21, 2020, and the shares underlying the option are scheduled to vest in eight equal semi-annual installments from February 21, 2021.
(8)
This option was granted on February 9, 2022, and the shares underlying the option are scheduled to vest in eight equal semi-annual installments from August 9, 2022.

Employment Agreements

The following is a summary of the employment arrangements with our named executive officers.

Daniel R. Passeri. We entered into an employment agreement with Mr. Passeri effective August 29, 2016, which was subsequently amended and restated on October 3, 2019, February 10, 2020, and March 4, 2021, or, as so amended and restated, the Passeri Employment Agreement. The term of the Passeri Employment Agreement continues until and unless terminated pursuant to its terms.

Mr. Passeri’s current annual base salary is $622,200, and he is eligible for an annual incentive bonus of up to 50% of his base salary based upon achievement of performance-based objectives established by our board of directors or our compensation committee.

If Mr. Passeri’s employment is terminated due to his death or disability, Mr. Passeri will be entitled to receive (i) any unpaid base salary through the date of termination, (ii) any annual bonus earned but unpaid prior to the date of termination, (iii) reimbursement of any unreimbursed business expenses incurred through the date of termination, (iv) any accrued but unused vacation time in accordance with Cue policy, which shall be prorated for any year in which Mr. Passeri’s employment is terminated, (v) all other payments, benefits or fringe benefits to which Mr. Passeri is entitled under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant, and (vi) an annual bonus for the year in which such termination occurs, determined and payable as though no such termination had occurred. If Mr. Passeri’s employment is terminated without Cause or he resigns for Good Reason (as such terms are defined in the Passeri Employment Agreement), he will be entitled to receive each of the benefits described in the foregoing clauses (i)-(v) and, (a) subject to the terms and provisions of the Passeri Employment Agreement, a lump sum cash payment in an amount equal to the sum of (1) the target annual bonus for the year of termination, prorated based on the number of days that Mr. Passeri is employed in such year through the date of termination plus (2) 12 months of base salary, (b) subject to the terms and provisions of the Passeri Employment Agreement, if Mr. Passeri elects COBRA coverage for health and/or dental insurance, monthly premium payments for such coverage until the earliest of: (1) 18 months from the termination date; (2) the date he obtains new employment that offers health and/or dental coverage that is reasonably comparable to that offered by Cue; or (3) the date COBRA continuation coverage would otherwise terminate; and (c) the acceleration of outstanding equity awards by a period of twelve (12) months; provided, for purposes of that equity awards with performance-based vesting conditions, or Performance Awards, Mr. Passeri will be treated as having remained in service for an additional 12 months following actual termination/resignation, provided that Performance Awards will not become vested or earned solely as a result of such treatment, and the vesting and earning of all Performance Awards will remain subject to the attainment of all applicable performance goals, and such awards, if and to the extent they become earned and vested, will be payable at the same time as under the applicable award agreement. If Mr. Passeri’s employment is terminated for Cause or he resigns without Good Reason, he will be entitled to receive (i) any unpaid base salary through the date of termination, (ii) reimbursement of any unreimbursed business expenses incurred through the date of termination, (iii) any accrued but unused vacation time in accordance with Cue policy, which shall be prorated for any year in which Mr. Passeri’s employment is terminated, (iv) all other payments, benefits or fringe benefits to which Mr. Passeri is entitled under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant.

Pursuant to the Passeri Employment Agreement, if Mr. Passeri’s employment is terminated by Cue other than for Cause or his death or disability or by Mr. Passeri for Good Reason 90 days prior to or upon or within 24 months following a Change of Control (as defined in our 2016 Omnibus Incentive Plan, or the Plan), (i) 100% of his equity awards other than Performance Awards will become fully vested as of the date of such termination/resignation and remain exercisable (if exercisable) until the earlier of one year following such termination/resignation or the expiration of such equity awards pursuant to the terms of the applicable award agreements and (ii) the service-based vesting conditions of any Performance Awards will be deemed fully satisfied and such performance goals applicable to the Performance Awards will be deemed to be achieved at the greater of target or actual performance as of the Change of Control, and such Performance Awards will remain exercisable (if exercisable) until the earlier of one year from such termination/resignation or the expiration of the Performance Awards pursuant to the terms of the applicable award agreements.

Under the Passeri Employment Agreement, Mr. Passeri is subject to confidentiality, noncompetition and nonsolicitation provisions that survive the term of his employment.

Kerri-Ann Millar. We entered into an employment agreement with Ms. Millar effective August 21, 2020 in connection with her appointment as Chief Financial Officer. The term of the employment agreement continues on a year-to-year basis unless terminated sooner pursuant to the terms of the employment agreement.

Ms. Millar’s current annual base salary is $463,000, and she is eligible for an annual incentive bonus of up to 40% of her base salary based upon achievement of performance-based objectives established by our board of directors or our compensation committee.

If Ms. Millar’s employment is terminated due to her death or disability, Ms. Millar will be entitled to receive (i) any unpaid salary through the date of termination, (ii) any annual bonus earned but unpaid prior to the date of termination, (iii) reimbursement of any business expenses incurred through the date of termination, (iv) any accrued but unused vacation time, (v) all other payments, benefits or fringe benefits to which Ms. Millar is entitled under the terms of any applicable compensation arrangement or benefit plan, (vi) an annual bonus for the year in which such termination occurs, determined and payable as though no such termination had occurred. If Ms. Millar’s employment is terminated without Cause or she resigns for Good Reason, she will be entitled to receive each of the benefits described in the foregoing clauses (i)-(v) and, subject to the terms and provisions of the employment agreement, (a) a lump sum cash payment in an amount equal to (1) the annual bonus, prorated based on the number of days that Ms. Millar is employed in such year through the date of termination plus (2) nine (9) months of base salary; and (b) if Ms. Millar elects COBRA coverage for health and/or dental insurance, monthly premium payments for such coverage until the earliest of: (1) 9 months from the termination date; (2) the date she obtains new employment that offers health and/or dental coverage that is reasonably comparable to that offered by Cue; or (3) the date COBRA continuation coverage would otherwise terminate. If Ms. Millar’s employment is terminated for Cause or she resigns without Good Reason, she will be entitled to receive (i) any unpaid salary through the date of termination, (ii) reimbursement of any unreimbursed business expenses incurred through the date of termination, (iii) any accrued but unused vacation time, and (iv) all other payments, benefits or fringe benefits to which Ms. Millar is entitled under the terms of any applicable compensation arrangement or benefit plan. Any severance to which Ms. Millar may be entitled pursuant to her employment agreement is subject to her timely execution and non-revocation of a release agreement with Cue.

Under her employment agreement, Ms. Millar is subject to confidentiality, noncompetition and nonsolicitation provisions that survive the term of her employment.

Anish Suri. We entered into an employment agreement with Dr. Suri effective April 10, 2018, which was subsequently amended and restated on October 3, 2019, or, as so amended and restated, the Suri Employment Agreement. The term of the Suri Employment Agreement continued through December 31, 2022 and, unless terminated sooner pursuant to its terms, continues on a year-to-year basis thereafter.

Dr. Suri’s current annual base salary is $502,320, and he is eligible for an annual incentive bonus of up to 40% of his base salary based upon achievement of performance-based objectives established by our board of directors or our compensation committee.

If Dr. Suri’s employment is terminated due to his death or disability, Dr. Suri will be entitled to receive (i) any unpaid base salary through the date of termination, (ii) any annual bonus earned but unpaid prior to the date of termination, (iii) reimbursement of any unreimbursed business expenses incurred through the date of termination, (iv) any accrued but unused vacation time in accordance with Cue policy, which shall be prorated for any year in which Dr. Suri’s employment is terminated, (v) all other payments, benefits or fringe benefits to which Dr. Suri is entitled under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant, and (vi) an annual bonus for the year in which such termination occurs, determined and payable as though no such termination had occurred. If Dr. Suri’s employment is terminated without Cause or he resigns for Good Reason (as such terms are defined in the Suri Employment Agreement), he will be entitled to receive each of the benefits described in the foregoing clauses (i)-(v) and, (a) subject to the terms and provisions of the Suri Employment Agreement, a lump sum cash payment in an amount equal to the sum of (1) the target annual bonus for the year of termination plus (2) 12 months of base salary, (b) subject to the terms and provisions of the Suri Employment Agreement, if Dr. Suri elects COBRA coverage for health and/or dental insurance, monthly premium payments for such coverage until the earliest of: (1) 12 months from the termination date; (2) the date he obtains new employment that offers health and/or dental coverage that is reasonably comparable to that offered by Cue; or (3) the date COBRA continuation coverage would otherwise terminate; and (c) the potential partial or full acceleration of outstanding equity awards in certain termination events by a period of twelve (12) months; provided, for purposes of that Performance Awards, Dr. Suri will be treated as having remained in service for an additional 12 months following actual termination/resignation, provided that Performance Awards will not become vested or earned solely as a result of such treatment, and the vesting and earning of all Performance Awards will remain subject to the attainment of all applicable performance goals, and such awards, if and to the extent they become earned and vested, will be payable at the same time as under the applicable award agreement. If Dr. Suri’s employment is terminated for Cause or he resigns without Good Reason, he will be entitled to receive (i) any unpaid base salary through the date of termination, (ii) reimbursement of any unreimbursed business expenses incurred through the date of termination, (iii) any accrued but unused vacation time in accordance with Cue policy, which shall be prorated for any year in which Dr. Suri’s employment is terminated, (iv) all other payments, benefits or fringe benefits to which Dr. Suri is entitled under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant.

Pursuant to the Suri Employment Agreement, if Dr. Suri’s employment is terminated by Cue other than for Cause or his death or disability or by Dr. Suri for Good Reason 90 days prior to or upon or within 24 months following a Change of Control (as defined in the Plan), (i) 100% of his equity awards other than Performance Awards will become fully vested as of the date of such termination/resignation and remain exercisable (if exercisable) until the earlier of one year following such termination/resignation or the expiration of such equity awards pursuant to the terms of the applicable award agreements and (ii) the service-based vesting conditions of any Performance Awards will be deemed fully satisfied and such performance goals applicable to the Performance Awards will be deemed to be achieved at the greater of target or actual performance as of the Change of Control, and such Performance Awards will remain exercisable (if exercisable) until the earlier of one year from such termination/resignation or the expiration of the Performance Awards pursuant to the terms of the applicable award agreements.

Under his employment agreement, Dr. Suri is subject to confidentiality, noncompetition and nonsolicitation provisions that survive the term of his employment.

Pay Versus Performance Disclosure

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer, or PEO, and our non-PEO named executive officers, or Non-PEO NEOs, and our performance for the fiscal years listed below. This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect value actually realized by the executives or how our compensation committee evaluates compensation decisions in light of company or individual performance.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(3)	Value of Initial Fixed $100 Investment based on: Total Shareholder Return ($)(4)	Net Income ($ Millions)
2023	3,015,480	1,356,650	1,202,503	117,009	21.10	(51)
2022	1,373,850	(610,573)	1,112,289	(996,435)	22.78	(53)
2021	1,820,756	1,276,706	1,436,619	812,687	91.13	(44)

(1)
Daniel Passeri was our PEO for all years in the table. The Non-PEO NEOs were Kerri-Ann Millar and Anish Suri for all years in the table.
(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s named executive officers during the applicable years. These amounts reflect the Summary Compensation Table Total with certain adjustments made in accordance with Item 402(v) and as described in footnote 3 below.
(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Option Awards column are the totals from the Option Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Option Awards for PEO ($)	Inclusion of Equity Value for PEO ($)	Compensation Actually Paid to PEO ($)
2023	3,015,480	(2,407,500)	748,670	1,356,650
2022	1,373,850	(388,130)	(1,596,293)	(610,573)
2021	1,820,756	(1,046,053)	502,003	1,276,706

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	1,202,503	(736,514)	(348,981)	117,009
2022	1,112,289	(511,782)	(1,596,942)	(996,435)
2021	1,439,619	(892,221)	265,289	812,687

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Outstanding and Unvested Equity Awards Granted in any Prior Year for PEO ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in any Prior Year that Vested During Year for PEO	Fair Value at Last Day of Prior Year Equity Awards Forfeited During Year for PEO	Total – Inclusion of Equity Values for PEO ($)
2023	1,190,794	(245,681)	247,336	(443,779)	—	748,670
2022	172,343	(825,671)	18,280	(961,245)	—	(1,596,293)
2021	583,257	(326,805)	73,383	172,168	—	502,003

Year	Average Year- End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Outstanding and Unvested Equity Awards Granted in any Prior Year for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in any Prior Year that Vested During Year for Non- PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non- PEO NEOs ($)	Total – Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	439,267	(199,605)	88,257	(676,900)	—	(348,981)
2022	159,862	(970,523)	20,142	(806,423)	—	(1,596,942)
2021	497,484	(358,675)	62,591	63,889	—	265,289

Valuation assumptions used to calculate fair values did not materially differ from those used to calculate fair values at the time of grant as reflected in the amounts set forth in the Summary Compensation Table.

(4) Assumes $100 was invested for the period starting December 31, 2020 through the end of the listed year in our common stock. Historical stock performance is not necessarily indicative of future stock performance.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Compensation Actually Paid ($ Millions)
$1.50
$1.00
$0.50
$-
$(0.50)
$(1.00)
$(1.50)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Company TSR (FYE 2020 Indexed to $100)
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Cue Biopharma, Inc. TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average Compensation Actually Paid to our Non-PEO NEOs, and our Net Loss during the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Loss
Compensation Actually Paid ($ Millions)
$1.50
$1.00
$0.50
$-
$(0.50)
$(1.00)
$(1.50)
Net Loss ($ Millions)
$0
-$10
-$20
-$30
-$40
-$50
-$60
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Loss $ (In Millions)

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information on the Company’s equity compensation plans as of December 31, 2023. As of December 31, 2023, we had two equity compensation plans, our 2016 Omnibus Incentive Plan and our 2016 Non-Employee Equity Incentive Plan, each of which was approved by our stockholders. All outstanding awards relate to shares of our common stock.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities Remaining available for future issuance under equity compensation plans (excluding securities outstanding) (1)
Equity compensation plans approved by security holders	18,212,763	$5.44	3,307,462
Equity compensation plans not approved by security holders	—	—	—
Total	18,212,763	$5.44	3,307,462

(1)
As of December 31, 2023, 3,302,062 shares of our common stock were available for issuance under the 2016 Omnibus Incentive Plan and 5,400 shares of our common stock were available for issuance under the 2016 Non-Employee Equity Incentive Plan. The number of shares reserved for issuance under the 2016 Omnibus Incentive Plan will be increased on each January 1 through January 1, 2027 by the lower of (i) the number of shares necessary such that the aggregate number of shares available to be issued under the plan equals 20% of the number of fully diluted outstanding shares on such date (assuming the conversion of all outstanding shares of preferred stock and other outstanding convertible securities and exercise of all outstanding options and warrants to purchase shares) or (ii) an amount determined by our board of directors. On January 1, 2024, the shares under the 2016 Omnibus Incentive Plan were increased by 1,206,040 shares pursuant to this annual increase.

TRANSACTIONS WITH RELATED PERSONS

Other than compensation agreements and other arrangements, which are described as required by applicable SEC rules under the heading “Executive Compensation” above, and as set forth below, since January 1, 2022, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of their immediate families had or will have a direct or indirect material interest.

Participation in Private Placement

In November 2022, we issued and sold to accredited investors in a private placement an aggregate of 7,656,966 shares of our common stock and, in lieu of shares of common stock, pre-funded warrants to purchase an aggregate of 1,531,440 shares of our common stock, and accompanying warrants to purchase an aggregate of up to 9,188,406 additional shares of common stock (or pre-funded warrants to purchase common stock in lieu thereof) at a price of $3.265 per unit, consisting of a share of our common stock and an accompanying warrant to purchase one share of our common stock, or $3.2649 per unit, consisting of a pre-funded warrant to purchase a share of our common stock and an accompanying warrant to purchase one share of our common stock. A holder of our common stock became a holder of more than 5% of our voting securities at the time of the private placement. The following table sets forth the number of shares of our common stock and accompanying warrants to purchase shares of our common stock purchased by such 5% holder and the aggregate purchase price paid for such securities.

Purchaser(1)	Shares of Common Stock Purchased	Warrant Shares Underlying Warrant Purchased	Aggregate Purchase Price
Slate Path Master Fund LP	918,836	918,836	$2,999,999

(1) See the “Security Ownership of Certain Beneficial Owners and Management” section for additional information about securities held by this entity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our voting stock as of April 12, 2024 by:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•
each of our directors and nominees for director;
•
each of our named executive officers; and
•
all of our directors and executive officers as a group.

The percentage of shares beneficially owned is computed on the basis of 48,643,316 shares of our common stock outstanding as of April 12, 2024. The number of shares beneficially owned by each stockholder is determined under rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 12, 2024 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is Cue Biopharma, Inc. at 40 Guest Street, Boston, Massachusetts 02135. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Shares of Common Stock Owned	Shares Underlying Options and RSUs(1)	Shares Underlying Warrants	Number of Shares Beneficially Owned	Percentage of Class
Directors and Named Executive Officers
Daniel R. Passeri	134,578	857,250	—	991,828	2.00%
Kerri-Ann Millar	14,311	419,958	—	434,269	*
Anish Suri	135,638	1,276,009	—	1,411,647	2.83%
Frederick Driscoll	—	96,000	—	96,000	*
Pamela Garzone	—	13,200	—	13,200	*
Peter Kiener	357	145,458	—	145,815	*
Frank Morich	28,000	97,200	—	125,200	*
Patrick Verheyen	8,174	13,200	—	21,374	*

Directors and Executive Officers as a group (10 persons)	347,413	3,563,874	—	3,911,287	7.49%

Five Percent Stockholders
Slate Path Capital LP(2)	2,402,455	—	28,712	2,431,167	4.99%
Bleichroeder Holdings LLC(3)	2,755,028	—	—	2,755,028	5.66%

* Less than 1%

(1)
This column represents shares of common stock underlying options and RSUs acquirable within 60 days of April 12, 2024.

(2)
Slate Path Capital LP, a Delaware limited partnership, or Slate Path, is the investment manager of (A) Slate Path Master Fund LP, a Cayman Islands exempted limited partnership, or the Master Fund, which directly holds: (i) 2,402,455 shares of common stock, and (ii) warrants to purchase 815,929 shares of common stock, and (B) SPB Master Fund LP, or SPB, which directly holds warrants to purchase 102,907 shares of common stock. David Greenspan is the managing partner of Jades GP, LLC, a Delaware limited liability company and the general partner of Slate Path. Master Fund and SPB are prohibited from exercising such warrants, if, as a result of such exercise, Master Fund or SPB would beneficially own more than 4.99% of the total number of shares of common stock then issued and outstanding immediately after giving effect to the exercise, which we refer to as the Beneficial Ownership Limitation. The shares reported under “Shares of Common Stock Owned, “Shares Underlying Warrants” and “Number of Shares Beneficially Owned” consist of (i) 2,402,455 shares of common stock, and (ii) warrants to purchase 28,712 shares of common stock issuable to Master Fund upon exercise of the warrants. The shares reported under “Shares Underlying Warrants” and “Number of Shares Beneficially Owned” do not include the remaining 787,217 shares of common stock issuable upon the exercise of the warrants held by Master Fund and 102,907 shares of common stock issuable upon the exercise of the warrants held by SPB, in each case, due to the application of the Beneficial Ownership Limitation. Master Fund, SPB and its affiliates disclaim beneficial ownership of any shares of common stock the issuance of which would violate such Beneficial Ownership Limitation. The address for Slate Path and Mr. Greenspan is 717 Fifth Avenue, 16th Floor, New York, NY 10022. For information regarding Slate Path, Master Fund and Mr. Greenspan and the shares of common stock held, we have relied solely on the Schedule 13G filed with the SEC on February 14, 2023.

(3)
Bleichroeder LP, a Delaware limited partnership, directly holds: (i) 2,755,028 shares of common stock, and (ii) warrants to purchase 306,278 shares of common stock. Bleichroeder LP is a subsidiary of Bleichroeder Holdings LLC, a Delaware limited liability company. The exercise of warrants by Bleichroeder LP is subject to the Beneficial Ownership Limitation. The shares reported under “Shares of Common Stock Owned, “Shares Underlying Warrants” and “Number of Shares Beneficially Owned” consist of 2,755,028 shares of common stock. The shares reported under “Shares Underlying Warrants” and “Number of Shares Beneficially Owned” do not include the 306,278 shares of common stock issuable upon the exercise of the warrants due to the application of the Beneficial Ownership Limitation. The address for Bleichroeder Holdings LLC and Bleichroeder LP is 1345 Avenue of the Americas, 47th Floor, New York, NY 10105. For information regarding Bleichroeder LP and Bleichroeder Holdings LLC and the shares of common stock held, we have relied solely on the Schedule 13G filed with the SEC on March 11, 2024.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed RSM US LLP, or RSM, as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and the board of directors has directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. RSM has served as the company’s registered public accountant since 2018. Representatives of RSM are expected to be present online at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of RSM as the company’s independent registered public accounting firm is not required by Delaware law, our certificate of incorporation or our bylaws. However, the board of directors is submitting the audit committee’s selection of RSM to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the company and its stockholders.

Independent Registered Public Accounting Firm, Fees and Other Matters

RSM was our independent registered public accounting firm for the years ended December 31, 2023 and December 31, 2022. The following table summarizes the fees of RSM billed to us for each of the last two fiscal years. All such services and fees were pre-approved by our audit committee in accordance with the “Pre-Approval Policies and Procedures” described below.

	2023 ($)	2022 ($)
Audit Fees(1)	391,086	352,500
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	391,086	352,500

(1)
Audit Fees include fees for professional services rendered for the audit of our annual financial statements, quarterly reviews, consents and assistance with and review of documents filed with the SEC.

Pre-Approval Policies and Procedures

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee. During our 2023 and 2022 fiscal years, all of the services provided by RSM were pre-approved by our audit committee.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

PROPOSAL 3:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or Dodd-Frank Act, which added Section 14A to the Exchange Act. Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future advisory votes on the compensation paid to our named executive officers will be held every one, two or three years. At the 2023 annual meeting, our stockholders approved, on an advisory, non-binding basis, an annual advisory vote on the compensation of our named executive officers. In accordance with the results of this vote, our board of directors determined to implement an advisory vote on the compensation of our named executive officers every year until the next vote in 2029 on the preferred frequency of such advisory votes.

Our executive compensation program is designed to reward value creation for stockholders and to attract, motivate, and retain our executive officers, who are critical to our success. Under this program, our named executive officers are rewarded for the achievement of our short- and long-term strategic and financial goals, which we believe serves to enhance short- and long-term value creation for our stockholders. The program contains elements of cash and equity-based compensation and is designed to align the interests of our executives with those of our stockholders and paying for performance.

The section of this proxy statement titled “Executive Compensation” beginning on page 22 including “Narrative to Summary Compensation Table,” describes in detail our executive compensation program and the decisions made by our compensation committee and our board of directors with respect to the fiscal year ended December 31, 2023. Our executive compensation program rewards value creation for stockholders and progress towards achieving our mission and that promotes company performance. At the same time, we believe our program does not encourage excessive risk-taking by management. While we do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation, we generally strive to provide our named executive officers with a mix of short-term and long-term performance-based incentives to encourage consistently strong performance, and our board of directors believes that this link between compensation and the achievement of our short- and long-term business goals has helped drive our performance over time.

Our board of directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by the company or the board of directors (or any committee thereof), create or imply any change to the fiduciary duties of the company or the board of directors (or any committee thereof), or create or imply any additional fiduciary duties for the company or the board of directors (or any committee thereof). However, our compensation committee and board of directors value the opinions expressed by our stockholders in their vote on this proposal and intend to consider carefully the outcome of the vote when making future compensation decisions for named executive officers.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

STOCKHOLDER PROPOSALS FOR OUR 2025 ANNUAL MEETING

Stockholder Proposals Included in Proxy Statement

In order to be considered for inclusion in our proxy statement and proxy card relating to our 2025 annual meeting of stockholders, stockholder proposals must be received by us no later than December 27, 2024, which is 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2025 annual meeting of stockholders is changed by more than 30 days from the anniversary of the Annual Meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

In addition, our bylaws establish an advance notice procedure for nominations for election to our board of directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive other proposals of stockholders (including director nominations) intended to be presented at the 2025 annual meeting of stockholders but not included in the proxy statement by March 7, 2025, but not before February 5, 2025, which is not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice must be received no earlier than the close of business 120 calendar days prior to such annual meeting, and no later than the later of the close of business on the later of 90 days prior to such annual meeting and 10 days following the day on which notice of the date of such annual meeting was mailed or public announcement of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2025 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our bylaws which also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the advance notice provisions in our bylaws relating to director nominations, including the earlier notice deadlines set out above, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than our nominees in compliance with Rule 14a-19 under the Exchange Act must also provide notice that sets forth the information required by Rule 14a-19 no later than April 7, 2025. If the date of the 2025 annual meeting of stockholders changes by more than 30 days from the anniversary of this year’s Annual Meeting, such notice must instead be provided by the later of 60 days prior to the date of the 2025 annual meeting of stockholders or the 10th day following public announcement by us of the date of the 2025 annual meeting of stockholders.

Stockholder proposals must be delivered to the Company’s Secretary at 40 Guest Street, Boston, Massachusetts 02135.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials and our 2023 Annual Report, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, to you if you write us at Secretary, Cue Biopharma, Inc. 40 Guest Street, Boston, Massachusetts 02135 or call us at (617) 949-2680. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, brokerage firm or other nominee record holder, or you may contact us at the above address and telephone number.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the stockholders at the Annual Meeting other than that described in this Proxy Statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

We hope that you will attend the Annual Meeting. Whether or not you plan to attend, we urge you to vote your shares over the Internet or by telephone, or to complete, date, sign and return the proxy card in the postage-prepaid envelope. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated.

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Cue Biopharma, Inc.

Annual Meeting of Stockholders

Wednesday, June 5, 2024 9:00 AM, Eastern Time

Annual Meeting to be held virtually via the internet - please visit www.proxydocs.com/CUE for more details.

You must pre-register to attend the meeting online and/or participate at

www.proxydocs.com/CUE.

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting, go to www.proxydocs.com/CUE

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper, unless requested. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one.

There is no charge to you for requesting a copy. In order to receive paper materials in time for this year's meeting, you must make this request on or before May 24, 2024.

Proxy Materials Available to View or Receive: Proxy

Statement, Proxy Card & Annual Report

Important Notice Regarding the Availability

of Proxy Materials for the Stockholders

Meeting To Be Held On June 5, 2024 For

Stockholders of Record on April 12, 2024

To order paper materials, use one of the

following methods.

Internet:

www.investorelections.com/CUE

Call:

1-866-648-8133

Email:

paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the

12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your

e-mail requesting material.

Your control number

Have the 12 digit control number located in the

box above available when you access the

website and follow the instructions.

SEE REVERSE FOR FULL AGENDA

Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Cue Biopharma, Inc. Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR EACH NOMINEE IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3

PROPOSAL

1. Election of six directors to our board of directors, each to serve until the 2025 annual meeting of stockholders:

1.01 Daniel R. Passeri

1.02 Frank Morich

1.03 Frederick Driscoll

1.04 Pamela Garzone

1.05 Peter A. Kiener

1.06 Patrick Verheyen

2. The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31,

2024.

3. The approval, on a non-binding advisory basis, of the compensation of our named executive officers.

NOTE: The proxies are authorized to vote, in their discretion, upon such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.